Exhibit 10.2

Execution Version

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

This FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of June 25, 2021 (this “Amendment”), is by and among U.S. WELL SERVICES, INC., a Delaware corporation (the “Company”), each of the purchasers named in Schedule 2.1 to this Agreement (a “Purchaser” and, collectively, the “Purchasers”), and Wilmington Savings Fund Society, FSB, as collateral agent for the Purchasers (in such capacity, “Notes Agent”).

WHEREAS, on June 24, 2021, the Company, the initial Purchasers named therein and the Notes Agent entered into that certain Note Purchase Agreement (the “Note Purchase Agreement,” capitalized terms used but not defined herein shall have the meanings assigned to them in the Note Purchase Agreement) pursuant to which the Company sold on such date to such initial Purchasers $45,000,000 in principal amount of Cash Notes, $20,000,000 in principal amount of Exchange Notes and $22,500,000 in principal amount of a License Linked Note and was further authorized to issue and sell during the Offering Period an additional $30,000,000 in principal amount of Additional Cash Notes and $5,000,000 in principal amount of Additional Exchange Notes;

WHEREAS, at a Closing to occur on the date hereof, the Company desires to issue and sell $19,000,000 in principal amount of Additional Cash Notes, with an initial Conversion Price of $1.25, and $19,000,000 in principal amount of Additional Exchange Notes to AG Energy Funding, LLC (“AG”), and AG desires to purchase such Notes (the “AG Notes”) from the Company and join the Note Purchase Agreement as a “Purchaser” in accordance with the terms and conditions of this Agreement and the Note Purchase Agreement; and

WHEREAS, in order to permit the sale of the AG Notes as contemplated above, the Company and the initial Purchasers desire to increase the principal amount of Additional Exchange Notes which may be issued and sold under the Note Purchase Agreement to $19,000,000.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.    Increase Offering of Additional Exchange Notes. The Parties hereby agree to increase the aggregate principal amount of Additional Exchange Notes which the Company may issue and sell under the Note Purchase Agreement to $19,000,000.

2.    Sale and Purchase. On the basis of the representations, warranties, agreements and covenants set forth in the Note Purchase Agreement and subject to the terms and conditions of this Amendment and the Note Purchase Agreement, at an Additional Notes Closing to occur on the date hereof, the Company hereby agrees to issue and sell to AG, and AG hereby agrees to purchase from the Company, (i) the aggregate principal amount of an Additional Cash Note set forth opposite such Purchaser’s name on Schedule 2.1 to the Amendment (which Schedule 2.1 shall amend Schedule 2.1 to the Note Purchase Agreement) be deemed under the title “Principal Amount of Additional Cash Notes”, at the purchase price set forth opposite such Purchaser’s name on Schedule 2.1 under the title “Amount to be Funded”, and (ii) the aggregate principal amount of an Additional Exchange Note set forth opposite such Purchaser’s name on Schedule 2.1 to this Amendment under the title “Principal Amount of Additional Exchange Notes” in exchange for a number of shares of Series A Preferred Stock valued for purposes of such exchange at their liquidation preference as of the day immediately prior to the date hereof as set forth opposite such Purchaser’s name on Schedule 2.1 under the title “Amount to be Funded”.

3.    Joinder. AG has received and read the Note Purchase Agreement and acknowledges that AG is acquiring Notes subject to the terms and conditions of the Note Purchase Agreement, excluding those terms and conditions which apply solely to the Initial Equity Linked Notes Closing on June 24, 2021 (collectively, the “Applicable Rights and Obligations”). AG hereby joins in, and agrees to be bound by, and each of the Company, the other Purchasers and the Notes Agent hereby agrees that AG shall have the benefit of, all of Applicable Rights and Obligations under the Note Purchase Agreement, to the same extent as if AG were an original party to the Note Purchase Agreement. Any notice required as permitted by the Note Purchase Agreement shall be given to AG at the address listed beneath AG’s signature below.

4.    Waiver. Each of Crestview III USWS, L.P. and Crestview III USWS TE, LLC hereby expressly and irrevocably waive any and all rights that they may have under the Series B Purchase Agreement or otherwise to receive notice of, or participate in, the issuance and sale of the Notes as provided by this Amendment or the Note Purchase Agreement, as amended.

5.    Effect of Amendment. This Amendment shall be construed in connection with and as part of the Note Purchase Agreement. Except as hereby expressly amended by this Amendment, all terms of the Note Purchase Agreement are hereby ratified and shall remain in full force and effect. None of the rights, interests and obligations existing and to exist under the Note Purchase Agreement are hereby released, diminished or impaired, and the Parties hereby reaffirm all covenants, representations and warranties of the Note Purchase Agreement as amended hereby. This Amendment (i) shall bind and benefit the Parties and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns; (ii) shall be modified or amended only in accordance with the terms of the Note Purchase Agreement; and (iii) embodies the entire agreement and understanding between the Parties with respect to modifications of instruments provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Article XI of the Note Purchase Agreement shall apply mutatis mutandis to this Amendment.

6.    Direction to Notes Agent. The Purchasers party hereto, constituting the Requisite Holders as of the date hereof, hereby direct the Notes Agent to execute and deliver this Amendment. The Company and the Purchasers hereto expressly agree and confirm the Notes Agent’s right to indemnification, as set forth in Article X of the Note Purchase Agreement, shall apply with respect to any and all losses, claims, liabilities costs and expenses that the Notes Agent suffers, incurs or is threatened with relating to actions taken or omitted by the Notes Agent in connection with this Amendment. The Company hereby confirms its obligations to pay all costs and expenses of the Notes Agent in accordance with Section 10.8 of the Note Purchase Agreement, in each case, incurred in connection with the preparation, negotiation and execution of this Amendment.

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IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

COMPANY:

U.S. WELL SERVICES, INC.

By:	/s/ Kyle O’Neill
Kyle O’Neill
Chief Financial Officer

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Signature Page to First Amendment to Note Purchase Agreement

PURCHASERS:

PROFRAC HOLDINGS, LLC

By:	/s/ Matt Wilks
Name:	Matt Wilks
Title:	President and CFO

THRC HOLDINGS, LP

By:	/s/ Matt Wilks
Name:	Matt Wilks
Title:	VP, Investments

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Signature Page to First Amendment to Note Purchase Agreement

CRESTVIEW III USWS, L.P.

By: Crestview III USWS GenPar, LLC, its general partner

By:	/s/ Ross A. Oliver
Name:	Ross A. Oliver
Title:	General Counsel

CRESTVIEW III USWS TE, LLC

By:	/s/ Ross A. Oliver
Name:	Ross A. Oliver
Title:	General Counsel

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Signature Page to First Amendment to Note Purchase Agreement

AG ENERGY FUNDING, LLC

By: Angelo, Gordon & Co., L.P., as its Manager

By:	/s/ Todd Dittmann
Name:	Todd Dittmann
Title:	Authorized Person

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Signature Page to First Amendment to Note Purchase Agreement

NOTES AGENT:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Notes Agent

By:	/s/ Geoffrey J. Lewis
Name:	Geoffrey J. Lewis
Title:	Vice President

Signature Page to First Amendment to Note Purchase Agreement